Exhibit 99.2

Supplemental Financial Information
June 30, 2012
(Unaudited)

          This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2012. All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

          Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT, Inc’s (AmREIT) expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that AmREIT’s expectations will be realized.

Corporate Profile:

          We are a full service, vertically integrated and self-administered REIT that owns, operates, acquires and selectively develops and redevelops primarily neighborhood and community shopping centers located in high-traffic, densely populated, affluent areas with high barriers to entry. We seek to own properties in major cities in the United States that contain submarkets with characteristics comparable to our existing markets. Our shopping centers are often anchored by strong national and local retailers, including supermarket chains, drug stores and other necessity-based retailers. Our remaining tenants consist primarily of specialty retailers and local restaurants. We have elected to be taxed as a REIT for federal income tax purposes.

          Our investment focus is predominantly concentrated in the affluent, high-growth submarkets of Houston, Dallas, San Antonio, Austin and Atlanta (collectively our Core Markets), which represent five of the top population and job growth markets in the United States. We believe these metropolitan areas are compelling real estate markets given their favorable demographics, robust job growth and large and diverse economies. The primary economic drivers in these markets are transport and utilities (including energy), government (including defense), education and healthcare, professional and business services, and leisure and hospitality. We intend to continue to acquire additional properties within these Core Markets. Our targeted properties will include premier retail frontage locations in high-traffic, highly populated, affluent areas with high barriers to entry.

          As of June 30, 2012, our portfolio consisted of 29 wholly-owned properties with approximately 1.2 million square feet of GLA, which were 95.8% leased with a weighted average remaining lease term of 5.1 years. Our neighborhood and community shopping centers accounted for 90.7% of our annualized base rent as of June 30, 2012, with our single-tenant retail properties accounting for the remaining 9.3% of our annualized base rent. In addition to our portfolio, we control and manage an additional 18 properties with approximately 2.2 million square feet through our Advised Funds with an undepreciated book value of over $454 million as of June 30, 2012

Corporate Office:

8 Greenway Plaza, Suite 1000
Houston, Texas 77046
(800) 888-4400
(713) 850-0498 (fax)
www.amreit.com

AMREIT, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands except share data)

	June 30, 2012	December 31, 2011
	(unaudited)
ASSETS
Real estate investments at cost:
Land	$138,404	$138,404
Buildings	172,581	172,146
Tenant improvements	16,078	14,483
	327,063	325,033
Less accumulated depreciation and amortization	(36,702)	(33,865)
	290,361	291,168

Acquired lease intangibles, net	9,025	10,139
Investments in Advised Funds	8,162	8,322
Net real estate investments	307,548	309,629

Cash and cash equivalents	1,104	1,050
Tenant and accounts receivable, net	3,988	4,340
Accounts receivable - related party, net	1,223	645
Notes receivable, net	2,614	3,412
Notes receivable - related party, net	8,276	6,513
Deferred costs, net	3,017	2,887
Other assets	3,187	2,134
TOTAL ASSETS	$330,957	$330,610

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Notes payable	$204,953	$201,658
Accounts payable and other liabilities	6,926	8,007
Acquired below-market lease intangibles, net	1,871	2,021
TOTAL LIABILITIES	213,750	211,686

Stockholders’ equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, none issued	-	-
Class A common stock, $0.01 par value, 1,000,000,000 shares authorized, 11,653,140 and 11,598,959 shares issued and outstanding as of June 30, 2012 and December 31, 2011, respectively	117	116
Capital in excess of par value	192,246	192,005
Accumulated distributions in excess of earnings	(75,156)	(73,197)
TOTAL STOCKHOLDERS’ EQUITY	117,207	118,924
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$330,957	$330,610

See Notes to Consolidated Financial Statements.

AMREIT, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands except per share data)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011

Revenues:
Rental income from operating leases	$8,976	$7,846	$17,905	$15,296
Advisory services income - related party	885	1,112	2,016	2,113
Lease termination fee income	-	109	-	109
Total revenues	9,861	9,067	19,921	17,518

Expenses:
General and administrative	1,558	1,426	3,042	2,710
Property expense	2,199	1,950	4,412	3,677
Legal and professional	229	267	450	522
Real estate commissions	53	157	139	186
Acquisition costs	-	75	-	115
Depreciation and amortization	2,120	2,308	4,347	3,948
Impairment recovery - notes receivable	(229)	-	(229)	-
Total expenses	5,930	6,183	12,161	11,158

Operating income	3,931	2,884	7,760	6,360

Other income (expense):
Interest and other income	135	129	237	257
Interest and other income - related party	85	31	157	61
Loss from Advised Funds	(66)	(146)	(102)	(250)
Income tax expense	(44)	(3)	(120)	(54)
Interest expense	(2,595)	(2,415)	(5,229)	(4,618)

Income from continuing operations	1,446	480	2,703	1,756

Income from discontinued operations, net of taxes	-	86	-	146

Net income	$1,446	$566	$2,703	$1,902

Net income per share of common stock - basic and diluted
Income before discontinued operations	$0.12	$0.04	$0.23	$0.15
Income from discontinued operations	$-	$0.01	$-	$0.01
Net income	$0.12	$0.05	$0.23	$0.16

Weighted average shares of common stock used to compute net income per share, basic and diluted	11,420	11,386	11,406	11,375

Dividends per share of common stock	$0.20	$0.20	$0.40	$0.40

See Notes to Consolidated Financial Statements.

Summary of Operating Results:

Funds from operations (“FFO”)(1)	Three months ended June 30,		Six months ended June 30,
	2012	2011(1)	2012	2011(1)
Net income(2)	$1,446	$566	$2,703	$1,902
Add:
Depreciation of real estate assets - from operations	2,106	2,289	4,319	3,904
Depreciation of real estate assets - from discontinued operations	-	7	-	14
Depreciation of real estate assets for nonconsolidated affiliates	156	154	313	306
Total FFO available to stockholders	$3,708	$3,016	$7,335	$6,126

Weighted average shares of common stock outstanding(3)	11,653	11,594	11,630	11,582

Total FFO per share	$0.32	$0.26	$0.63	$0.53

Summary of capital expenditures
Non-maintenance capital expenditures
Tenant improvements	$1,175	$506	$1,799	$752
Leasing commissions	211	101	352	234
Building improvements	43	68	405	114
Maintenance capital expenditures	30	-	30	-
Total capital expenditures	$1,459	$675	$2,586	$1,100

Dividends and payout ratios
Regular dividends declared	$2,328	$2,319	$4,662	$4,638

Dividend payout ratio as a percentage of FFO	63%	77%	64%	76%

(1)

FFO is a supplemental measure of real estate companies’ operating performances. The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of property and impairment charges on properties held for investment, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. NAREIT recommends that extraordinary items not be considered in arriving at FFO. In October 2011, NAREIT clarified its definition of FFO to exclude impairment charges on real estate held for investment when the SEC stated it would no longer prohibit their exclusion. NAREIT developed FFO as a relative measure of performance and liquidity of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. However, FFO does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); should not be considered an alternative to net income as an indication of our performance; and is not necessarily indicative of cash flow as a measure of liquidity or ability to pay dividends. We consider FFO a meaningful, additional measure of operating performance primarily because it excludes the assumption that the value of real estate assets diminishes predictably over time, and because industry analysts have accepted it as a performance measure. Comparison of our presentation of FFO to similarly titled measures for other REITs may not necessarily be meaningful due to possible differences in the application of the NAREIT definition used by such REITs.

(2)	Net income for the three and six months ended June 30, 2011, includes acquisition costs of $75 and $115, respectively, incurred in connection with the acquisition of operating properties.

(3)

Weighted average shares of common stock outstanding reflects the weighted average of all shares of common stock during the period including our non-vested shares. Weighted average shares of common stock outstanding as computed under GAAP pursuant to the “two class method” includes only vested shares of common stock.

Same Store Property Analysis:

Comparison of the three months ended June 30, 2012, to the three months ended June 30, 2011

          Below are the results of operations for the three months ended June 30, 2012 and 2011 (in thousands, except for per share amounts, percentages and number of properties). In the comparative tables presented below, increases in revenues/income or decreases in expenses (favorable variances) are shown without parentheses while decreases in revenues/income or increases in expenses (unfavorable variances) are shown with parentheses. For purposes of comparing our results of operations for the periods presented below, all of our properties in the “same store” reporting group were owned since April 1, 2011.

	Three months ended June 30,
	2012	2011	Change $	Change %
Same store properties (27 properties)
Rental income (1)	$6,193	$5,987	$206	3.4%
Recovery income (1)	2,027	2,000	27	1.4%
Less:
Property expenses	2,027	2,084	57	2.7%
Same store net operating income	6,193	5,903	290	4.9%

Non-same store properties (2 properties)
Rental income (1)	509	101	408	*
Recovery income (1)	159	27	132	*
Less:
Property expenses	195	27	(168)	*
Non-same store net operating income	473	101	372	*
Total net operating income	6,666	6,004	662	11.0%

Other revenues (see further detail below):	1,193	1,112	81	7.3%

Less other expenses (see further detail below):	6,413	6,636	223	3.4%

Income (loss) from continuing operations	1,446	480	966	201.3%
Income from discontinued operations	-	86	(86)	(100.0)%
Net income	$1,446	$566	$880	155.5%

Other data
Funds from operations	$3,708	$3,016	$692	22.9%
Number of properties at end of period	29	30	n/a	*
Percent leased at end of period(2)	95.8%	92.9%	n/a	3.1%
Distributions per share	$0.20	$0.20	$-	-

(1)

Rental income from operating leases is comprised of rental income, recovery income and percentage rent from same store properties, rental income and recovery income from non-same store properties and amortization of straight-line rents and above/below market rents. For the three months ended June 30, 2012 and 2011, rental income from operating leases was $8,976 and $7,846, respectively.

(2)	Percent leased is calculated as (i) GLA under commenced leases as of March 31, 2012, divided by (ii) total GLA, expressed as a percentage.

*	Percentage change not shown as there is no prior year amount, or such amount is immaterial, and the percentage change is not meaningful.

Other Revenues

	Three months ended June 30,
	2012	2011	Change $	Change %
Amortization of straight-line rents and above/below market rents(1)	$88	$(269)	$357	132.7%
Advisory services income - related party:
Real estate fee income - related party	675	825	(150)	(18.2)%
Asset management fee income - related party	155	231	(76)	(32.9)%
Construction management fee income - related party	55	56	(1)	(1.8)%
Total advisory services income - related party	885	1,112	(227)	(20.4)%
Lease termination fee income	—	109	(109)	(100.0)%
Interest and other income	136	129	7	5.4%
Interest and other income - related party	84	31	53	171.0%
Total other revenues	$1,193	$1,112	$81	7.3%

(1)	Included in rental income from operating leases as presented on our consolidated statements of operations.

Other Expenses

	Three months ended June 30,
	2012	2011	Change $	Change %
Straight-line bad debt recoveries(1)	$(23)	$(161)	$(138)	(85.7)%
General and administrative	1,558	1,426	(132)	(9.3)%
Legal and professional	229	267	38	14.2%
Real estate commissions	53	157	104	66.2%
Acquisition costs	-	75	75	100.0%
Depreciation and amortization	2,120	2,308	188	8.1%
Impairment recovery - notes receivable	(229)	-	229	*
Loss from Advised Funds	66	146	80	54.8%
Income tax expense	44	3	(41)	*
Interest expense	2,595	2,415	(180)	(7.5)%
Total other expenses	$6,413	$6,636	$223	3.4%

(1)	Included in property expense on our consolidated statements of operations.

*	Percentage change not shown as there is no prior year amount, or such amount is immaterial, and the percentage change is not meaningful.

Comparison of the six months ended June 30, 2012, to the six months ended June 30, 2011

          Below are the results of operations for the six months ended June 30, 2012 and 2011 (in thousands, except for per share amounts, percentages and number of properties). In the comparative tables presented below, increases in revenues/income or decreases in expenses (favorable variances) are shown without parentheses while decreases in revenues/income or increases in expenses (unfavorable variances) are shown with parentheses. For purposes of comparing our results of operations for the periods presented below, all of our properties in the “same store” reporting group were owned since January 1, 2011.

	Six months ended June 30,
	2012	2011	Change $	Change %
Same store properties (26 properties)
Rental income (1)	$11,574	$11,177	$397	3.6%
Recovery income (1)	3,803	3,456	347	10.0%
Percentage rent (1)	32	10	22	*
Less:
Property expenses	3,989	3,648	(341)	(9.3)%
Same store net operating income	11,420	10,995	425	3.9%
Non-same store properties (3 properties)
Rental income (1)	1,801	643	1,158	180.1%
Recovery income (1)	518	207	311	150.2%
Less:
Property expenses	520	196	(324)	(165.3)%
Non-same store net operating income	1,799	654	1,145	175.1%
Total net operating income	13,219	11,649	1,570	13.5%
Other revenues (see further detail below):	2,587	2,343	244	10.4%
Less other expenses (see further detail below):	13,103	12,236	(867)	(7.1)%
Income (loss) from continuing operations	2,703	1,756	947	53.9%
Income from discontinued operations	-	146	(146)	(100.0)%
Net income	$2,703	$1,902	$801	42.1%

Other data
Funds from operations	$7,335	$6,126	$1,209	19.7%
Number of properties at end of period	29	30	n/a	*
Percent leased at end of period(2)	95.8%	92.9%	n/a	3.1%
Distributions per share	$0.40	$0.40	$-	-

(1)

Rental income from operating leases is comprised of rental income, recovery income and percentage rent from same store properties, rental income and recovery income from non-same store properties and amortization of straight-line rents and above/below market rents. For the six months ended June 30, 2012 and 2011, rental income from operating leases was $17,905 and $15,296, respectively.

(2)	Percent leased is calculated as (i) GLA under commenced leases as of March 31, 2012, divided by (ii) total GLA, expressed as a percentage.

*	Percentage change not shown as there is no prior year amount, or such amount is immaterial, and the percentage change is not meaningful.

Other Revenues

	Six months ended June 30,
	2012	2011	Change $	Change %
Amortization of straight-line rents and above/below market rents(1)	$177	$(197)	$374	189.8%
Advisory services income - related party:
Real estate fee income - related party	1,592	1,384	208	15.0%
Asset management fee income - related party	311	601	(290)	(48.3)%
Construction management fee income - related party	113	128	(15)	(11.7)%
Total advisory services income - related party	2,016	2,113	(97)	(4.6)%
Lease termination fee income	-	109	(109)	(100.0)%
Interest and other income	237	257	(20)	(7.8)%
Interest and other income - related party	157	61	96	157.4%
Total other revenues	$2,587	$2,343	$244	10.4%

(1)	Included in rental income from operating leases as presented on our consolidated statements of operations.

Other Expenses

	Six months ended June 30,
	2012	2011	Change $	Change %
Straight-line bad debt recoveries(1)	$(97)	$(167)	$(70)	(41.9)%
General and administrative	3,042	2,710	(332)	(12.3)%
Legal and professional	450	522	72	13.8%
Real estate commissions	139	186	47	25.3%
Acquisition costs	-	115	115	100.0%
Depreciation and amortization	4,347	3,948	(399)	(10.1)%
Impairment recovery - notes receivable	(229)	-	229	*
Loss from Advised Funds	102	250	148	59.2%
Income tax expense	120	54	(66)	(122.2)%
Interest expense	5,229	4,618	(611)	(13.2)%
Total other expenses	$13,103	$12,236	$(867)	(7.1)%

(1)	Included in property expense on our consolidated statements of operations.

*	Percentage change not shown as there is no prior year amount, or such amount is immaterial, and the percentage change is not meaningful.

Real Estate Fee Income – Related Party:

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011
Real estate fee income	$674	$825	$1,592	$1,384
Asset management fee income	156	231	311	601
Construction management fee income	55	56	113	128
Advisory services income - related party	$885	$1,112	$2,016	$2,113

Reimbursements of administrative costs	$199	$160	$410	$356

Debt and Market Data:

	June 30, 2012(1)	% of Total	December 31, 2011	% of Total
Fixed vs. variable rate debt (in thousands) -
Variable Rate - Line of Credit	$19,970	9.7%	$19,345	9.6%
Fixed Rate - Mortgage Loans	148,253	72.3%	141,373	70.1%
Variable Rate - Mortgage Loans	36,730	17.9%	40,940	20.3%
	$204,953	100.0%	$201,658	100.0%

Debt statistics -
EBITDA	$12,399		$22,748
Ratio of EBITDA to combined fixed charges(2)	2.11		2.08
Ratio of Debt to annualized EBITDA	8.26		8.86

(1)	On August 1, 2012, we received estimated net proceeds of $46.3 million from the sale of 3,650,000 shares of our Class B common stock which was used to repay $45.3 million of mortgage debt.

(2)	Fixed charges consist of interest expense and scheduled principal payments on borrowed funds (including capitalized interest, but excluding amortization of debt premium).

Outstanding Balances and Terms:

AmREIT
Debt Information
(in thousands)

Description	Amount Outstanding 6/30/12	Amount Outstanding 12/31/11	Interest Rate	Annual Debt Service	Maturity Date	% of total	Weighted average rate maturing
Property Mortgages:

MacArthur Park(1)(2)	16,506	16,622	5.50%	908	12/1/2012
2012 Maturities	16,506	16,622				8.07%	5.50%

Uptown Plaza Dallas(2)	10,327	10,444	4.75%	491	10/1/2013
2013 Maturities	10,327	10,444				5.05%	4.75%

500 Lamar	1,675	1,719	6.00%	101	2/1/2015
Uptown Park	49,000	49,000	5.37%	2,631	6/1/2015
2015 Maturities	50,675	50,719				24.77%	5.39%

Plaza in the Park	23,250	23,250	3.45%	802	1/1/2016
Market at Lake Houston	15,675	15,675	5.75%	901	1/1/2016
Cinco Ranch	9,750	9,750	3.45%	336	1/1/2016
Southbank - Riverwalk	20,000	20,000	5.91%	1,182	6/1/2016
2016 Maturities	68,675	68,675				33.57%	4.69%

Bakery Square	2,219	2,412	8.00%	178	2/10/2017
2017 Maturities	2,219	2,412				1.08%	8.00%

Alpharetta Commons	12,334	12,434	4.54%	560	8/1/2018
2018 Maturities	12,334	12,434				6.03%	4.54%

MacArthur Pad Sites	6,654	6,694	6.17%	411	7/1/2020
2020 Maturities	6,654	6,694				3.25%	6.17%

Brookwood Village	7,318	7,350	5.40%	395	2/10/2022
2022 Maturities	7,318	7,350				3.58%	5.40%

Lake Woodlands(1)(2)	6,398	6,523	3.25%	208	9/10/2029
2029 Maturities	6,398	6,523				3.13%	3.25%

The Container Store(1)(2)	3,500	-	3.25%	114	3/1/2037
2037 Maturities	3,500	-				1.71%	3.25%

Corporate debt:

Credit Facility(1)(2)	$19,970	$19,345	4.75%	$949	6/30/2013	9.76%	4.75%
Total Maturities(3)	204,576	201,218
Weighted average rate	4.97%	5.00%

(1)	This debt was repaid in full on August 1, 2012.
(2)

The MacArthur Park, Uptown Plaza – Dallas, Lake Woodlands and Container Store loans as well as the Credit Facility are variable rate debt instruments. Additionally, the balance of the Credit Facility fluctuates throughout the year based on our liquidity needs. Annual debt service assumes the amounts outstanding and interest rates as of June 30, 2012, remain constant through the respective loan terms.

(3)

Total maturities above are $377 and $440 less than total debt as reported in our consolidated balance sheets as of June 30, 2012, and December 31, 2011, respectively, due to the premium recorded on above-market debt assumed in conjunction with certain of our property acquisitions.

Property & Tenant Information:

Property	Property Location	Year Built / Renovated	GLA	Percent Leased(1)	Annualized Base Rent(2)	Annualized Base Rent per Leased Square Foot(3)	Average Net Effective Annualized Base Rent per Leased Square Foot(4)	Key Tenants
Neighborhood and Community Shopping Centers
Uptown Park	Houston, TX	1999/2005	169,112	96.7%	$5,379,136	$32.91	$33.15	Champps, McCormick & Schmicks (owned by Landry’s)
MacArthur Park(5)	Dallas, TX	2000	237,351	85.3%	3,400,957	16.80	17.70	Kroger, Barnes & Noble, GAP

Plaza in the Park	Houston, TX	1999/2009	144,054	100.0%	2,857,337	19.84	19.83	Kroger
Southbank(6)	San Antonio, TX	1995	46,673	100.0%	1,668,946	35.73	38.21	Hard Rock Café
The Market at Lake Houston	Houston, TX	2000	101,799	100.0%	1,609,088	15.81	15.86	H-E-B, Five Guys
Uptown Plaza - Dallas	Dallas, TX	2005	33,840	100.0%	1,510,155	44.63	45.53	Morton’s (owned by Landry’s), Wells Fargo
Alpharetta Commons	Atlanta, GA	1997	94,544	98.7%	1,319,620	14.14	13.98	Publix
Cinco Ranch	Houston, TX	2001	97,297	100.0%	1,309,559	13.46	13.59	Kroger
Uptown Plaza - Houston	Houston, TX	2002	28,000	94.3%	1,185,450	44.90	46.39	CVS/pharmacy, The Grotto (owned by Landry’s)
Bakery Square	Houston, TX	1996	34,614	81.3%	747,911	26.59	26.68	Walgreens, Boston Market
Brookwood Village	Atlanta, GA	1941/2000	28,774	93.7%	702,715	26.06	27.16	CVS/pharmacy, Subway
Courtyard on Post Oak	Houston, TX	1994	13,597	100.0%	545,368	40.11	43.70	Verizon
Woodlands Plaza	Houston, TX	1997/2003	20,018	100.0%	460,229	22.99	22.46	FedEx Kinko’s
Sugarland Plaza	Houston, TX	1998/2001	16,750	100.0%	402,188	24.01	23.45	Memorial Hermann
500 Lamar	Austin, TX	1946/1998	12,795	100.0%	396,169	30.96	31.50	Title Nine Sports
Terrace Shops	Houston, TX	2000	16,395	100.0%	383,632	23.40	26.83	Starbucks
Neighborhood and Community Shopping Centers Subtotal/Weighted Average			1,095,613	95.3%	$23,878,459	$22.87	$23.39

Single Tenant (Ground Leases)(7)
CVS/Pharmacy	Houston, TX	2004	13,824	100.0%	$327,167	$23.67	$23.67	CVS/pharmacy
Citibank	San Antonio, TX	2005	4,439	100.0%	160,000	36.04	36.04	Citibank
Landry’s Seafood	Houston, TX	1995	13,497	100.0%	155,677	11.53	12.18	Landry’s Seafood
T.G.I. Friday’s(8)	Hanover, MD	2003	6,802	100.0%	148,458	21.83	20.83	T.G.I. Friday’s
Bank of America	Houston, TX	1994	4,251	100.0%	129,275	30.41	28.78	Bank of America
Macaroni Grill	Houston, TX	1994	7,825	100.0%	96,000	12.27	12.05	Macaroni Grill
T.G.I. Friday’s	Houston, TX	1994	6,543	100.0%	96,000	14.67	14.41	T.G.I. Friday’s
Smokey Bones	Atlanta, GA	1998	6,867	100.0%	94,922	13.82	13.82	Smokey Bones
Single Tenant (Ground Leases) Subtotal/Weighted Average			64,048	100.0%	$1,207,499	$18.85	$18.72

Single Tenant (Fee Simple)(9)
The Container Store	Houston, TX	1997	25,019	100.0%	$425,323	$17.00	$17.91	The Container Store
T.G.I. Friday’s	Houston, TX	1983	8,500	100.0%	215,000	25.29	25.29	T.G.I. Friday’s
Golden Corral(8)	Houston, TX	1992	12,000	100.0%	210,450	17.54	17.54	Golden Corral
Golden Corral(8)	Houston, TX	1992	12,000	100.0%	208,941	17.41	17.41	Golden Corral
Sunbelt Rentals	Champaign, IL	2007	12,000	100.0%	176,970	14.75	14.72	Sunbelt Rentals
Single Tenant (Fee Simple) Subtotal/Weighted Average			69,519	100.0%	$1,236,684	$17.79	$18.11

Portfolio Total/Weighted Average			1,229,180	95.8%	$26,322,642	$22.35	$22.82

(1)	Percent leased is calculated as (i) GLA under commenced leases as of June 30, 2012, divided by (ii) total GLA, expressed as a percentage.

(2)	Annualized base rent is calculated by multiplying (i) monthly base rent as of June 30, 2012, for leases that had commenced as of such date, by (ii) 12.

(3)	Annualized base rent per leased square foot is calculated by dividing (i) annualized base rent, by (ii) GLA under commenced leases as of June 30, 2012.

(4)

Average net effective annual base rent per leased square foot represents (i) the contractual base rent for commenced leases as of June 30, 2012, calculated on a straight line basis to amortize free rent periods, abatements and contractual rent increases, but without subtracting tenant improvement allowances and leasing commissions, divided by (ii) GLA under commenced leases as of June 30, 2012.

(5)

As of June 30, 2012, we have signed a lease with Michael’s that will commence in the third quarter of 2012 for an additional 26,127 square feet and an additional $385,373 in annualized base rent, which is not included in the table above as rent has not yet commenced and the tenant has not occupied the space.

(6)

During 2011, we executed a five-year lease for 6,000 square feet at our Southbank property whereby the tenant will pay only percentage rent for the first year of the lease in lieu of base rent and is not included in our Annualized Based Rent above. In each subsequent year, base rent will be calculated based on the total rent from the preceding year.

(7)

For single-tenant ground leases, we own and lease the land to the tenant. The tenant owns the building during the term of the lease and is responsible for all expenses relating to the property. Upon expiration or termination of the lease, ownership of the building will revert to us as owner of the land. The weighted average remaining term of our ground leases is 6.9 years.

(8)	The tenants at these properties have rights of first refusal to purchase the property.

(9)

For single-tenant fee simple properties, we own the land and the building, and the tenant is responsible for all expenses relating to the property. The weighted average remaining term of our fee simple leases is 4.7 years.

Summary of Top 25 Tenants:

Rank	Tenant Name	Year to Date Base Rent	Year to Date Annualized Base Rent as a Percentage of Portfolio Annualized Base Rent	Tenant GLA	Percentage of Total GLA
1	Kroger	1,058,083	8.04%	207,963	16.92%
2	Landry’s Seafood House	631,392	4.80%	38,819	3.16%
3	CVS/pharmacy	611,106	4.64%	37,485	3.05%
4	H-E-B	554,868	4.22%	80,641	6.56%
5	Publix	390,468	2.97%	65,146	5.30%
6	Hard Rock Cafe	248,412	1.89%	15,752	1.28%
7	TGI Fridays	225,472	1.71%	6,802	0.55%
8	The Container Store	223,994	1.70%	25,019	2.04%
9	Champps Americana	211,168	1.60%	11,384	0.93%
10	Golden Corral	209,696	1.59%	24,000	1.95%
11	Paesanos	203,292	1.54%	8,017	0.65%
12	The County Line	193,646	1.47%	4,614	0.38%
13	Verizon Wirelss	151,724	1.15%	5,513	0.45%
14	Walgreens	149,310	1.13%	15,120	1.23%
15	Bank of America	149,175	1.13%	8,129	0.66%
16	Ninfas	142,210	1.08%	7,606	0.62%
17	Mattress Giant	137,060	1.04%	11,000	0.89%
18	River Oaks Imaging & Diagnostic, L.P.	134,250	1.02%	10,750	0.87%
19	Howl At The Moon Saloon	128,754	0.98%	7,055	0.57%
20	Tasting Room	128,752	0.98%	2,000	0.16%
21	Potbelly	125,660	0.95%	5,458	0.44%
22	Buca Di Beppo	124,896	0.95%	7,573	0.62%
23	M. Penner	117,399	0.89%	6,500	0.53%
24	Longoria Collection	113,032	0.86%	6,945	0.57%
25	Southwest Sports Group	112,784	0.86%	4,256	0.35%

Retail Leasing Summary for Comparable Leases(1):

	For the six months ended June 30,	For the year ended December 31,
	2012	2011	2010	2009	2008	2007
Expirations
Number of leases	17	53	50	34	22	20
GLA	65,833	187,605	224,578	110,693	75,601	55,124
New Leases
Number of leases	2	7	11	8	4	9
GLA	5,413	14,231	17,737	15,471	7,328	13,680
Expiring annualized base rent per square foot	$29.10	$28.36	$31.07	$28.31	$23.52	$28.73
New annualized base rent per square foot	$34.26	$30.85	$31.44	$29.64	$21.70	$32.82
% Change (Cash)	17.7%	8.8%	1.2%	4.7%	-7.7%	14.2%
Renewals(2)
Number of leases	13	38	39	24	13	12
GLA	58,520	143,324	140,236	86,462	22,464	43,003
Expiring annualized base rent per square foot	$20.64	$24.92	$26.12	$25.62	$27.05	$19.88
New annualized base rent per square foot	$22.30	$25.74	$27.32	$26.85	$31.53	$22.79
% Change (Cash)	8.0%	3.3%	4.6%	4.8%	16.6%	14.6%
Combined
Number of leases	15	45	50	32	17	21
GLA	63,933	157,555	157,973	101,933	29,792	56,683
Expiring annualized base rent per square foot	$21.35	$25.23	$26.68	$26.03	$26.18	$22.02
New annualized base rent per square foot	$23.31	$26.20	$27.78	$27.27	$29.11	$25.21
% Change (Cash)	9.2%	3.8%	4.1%	4.8%	11.2%	14.5%

(1)	Comparable leases are defined as renewals or new leases for a space that was not vacant for more than 12 consecutive months prior to lease signing.

(2)	Represents existing tenants that, upon expiration of their leases, enter into new leases for the same space.

Lease Expiration Table:

Year	Number of Expriring Leases	GLA of Expiring Leases	Percent of Total GLA Expiring	ABR of Expiring Leases(1)	Percent of Total ABR Expiring	ABR Per Square Foot(2)
Vacant	-	51,422	4.2%	$-	-	$-
2012	23	67,469	5.5%	1,541,682	5.9%	22.85
2013	40	134,548	10.9%	3,166,860	12.0%	23.54
2014	36	96,633	7.8%	2,941,631	11.2%	30.44
2015	42	138,800	11.3%	3,974,175	15.1%	28.63
2016	41	121,236	9.9%	3,589,195	13.6%	29.61
2017	22	234,753	19.1%	4,186,544	15.9%	17.83
2018	9	22,491	1.8%	576,114	2.2%	25.62
2019	7	25,231	2.1%	696,879	2.6%	27.62
2020	6	80,985	6.6%	1,118,889	4.3%	13.82
2021	8	105,587	8.6%	1,765,878	6.7%	16.72
2022 +	10	150,025	12.2%	2,764,795	10.5%	18.43
Total / Weighted Avg	244	1,229,180		$26,322,642		$22.35

(1)	ABR for expiring leases is calculated by multiplying (i) the monthly base rent as of June 30, 2012, for leases expiring during the applicable period by (ii) 12.
(2)	ABR per square foot is calculated by dividing (i) ABR for leases expiring during the applicable period by (ii) GLA for leases expiring during the applicable period.